                                                                   EXHIBIT 10.26

                                  CARSMART.COM
                          INTERNET MARKETING AGREEMENT
         A.I.N. CORPORATION A WHOLLY OWNED SUBSIDIARY OF AUTOBYTEL INC.
            18872 MacArthur Boulevard, Irvine, California 92612-1400
                       Tel. 949-225-4500*Fax 949-862-3042

THIS AGREEMENT, dated _________________________ is entered into by A.I.N. Corporation, a Delaware corporation ("AIN"), and _____________________________
("Dealer").                                        (Legal Name of Dealership)

PURPOSE OF AGREEMENT: This Agreement sets forth the terms and conditions of Dealer's participation in the CarSmart.com(R)Internet Marketing Program (herein referred to as "Program") and the mutual obligation of Dealer and A.I.N. in connection therewith.

1. OBLIGATIONS OF AIN: In consideration of Dealer's fulfilling all of the obligations herein set forth, AIN agrees, for the term of this Agreement, to include Dealer as a participating dealer in the Program. The Program may from time-to-time be redefined and changed by AIN to afford Dealer the promotional, training, advertising and other benefits of participation therein. AIN shall provide a marketing program on the Internet to attract potential buyers and shall forward information regarding the potential buyers identified for the make(s) set forth below and in the territory (defined below) of the Dealer. Additionally, AIN will:

        a) Grant Dealer a non-exclusive license that will allow dealer access to an automated consumer tracking and communications system.

        b) Use reasonable efforts to forward consumer information to Dealer within 60 minutes of receipt from consumer.

2. OWNERSHIP OF PROGRAM AND INTELLECTUAL PROPERTY: AIN warrants that it is the lawful holder of the federally registered trademark CarSmart(R) and that it is the owner and operator of the CarSmart(R) web site located at URL www.carsmart.com. The Program services to be provided hereunder by AIN, together with any modifications and/or improvements therein made by AIN or Dealer during the term of this Agreement and all copies thereof, are proprietary to AIN and title thereto remains in AIN. All applicable rights to patents, copyrights, trademarks and trade secrets in the Program and in the name "CarSmart" and its logos are and shall remain the sole property of AIN.

3. OBLIGATIONS OF DEALER: Dealer understands and agrees that the Program is intended to identify for Internet consumers, ethical automobile dealers who are ready, willing, and able to provide new vehicles at a fair price and without the anxiety and hassle frequently associated with the process of acquiring a new vehicle. Dealer agrees and warrants that all of Dealer's dealings hereunder will be completely fair and in accordance with the highest ethical standards. Additionally, Dealer agrees:

        a) To provide a bonafide price quote to all CarSmart consumers via telephone, fax or e-mail.

        b) To provide such price quote within 6-8 business hours after receiving request.

        c) To extend to consumers, courteous, ethical service in connection with the purchase of vehicles.

        d) To price any vehicle included in the Program competitively with that price which a knowledgeable and diligent buyer can generally obtain for the same model, similarly equipped, from the Dealer or from other dealers within the Dealer's marketing area.

        e) To offer any dealer-installed optional equipment or service, including extended service contracts, that the consumer wishes to purchase with the automobile at a fair mark-up, so as not to exceed Dealer's average selling price for that equipment or service.

        f) That consumers may special-order models covered by the Program at the same competitive price.

        g) That all of the terms and conditions contained in Dealer information transmitted to consumers shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal (including transmittal by e-mail or facsimile), provided the identified vehicle remains available for sale.

        h) To offer consumers the better of dealer-advertised price and the pre-arranged price set in the price quoted to or transmitted to consumers.


DG# _________   Region Name: _________     1
CarSmart rev. 2/13/02                                            VOID IF ALTERED

        i) Not to interfere with the consumers' choice of financing institution. The benefits to consumers afforded under the Program shall not in any way be dependent upon financing the purchase or lease through any particular financing institution. Dealer further agrees not to solicit financing from any Credit Union member utilizing the Program. Dealer acknowledges violation of this term will cause immediate termination of this Agreement.

        k) To appraise all trade-ins at, and to credit all trade-ins at, or above, their ACTUAL CASH VALUE notwithstanding any discount being afforded under the Program.

        l) At its sole cost and expense, to provide the computer and other office equipment necessary to use and receive the services to be provided hereunder by AIN.

        m) That it is an independent contractor and not an agent or employee of AIN and that AIN does not have, nor shall it exercise, any right of control as to the personnel, business methods or means employed by the Dealer. Dealer at all times shall act in the capacity of an independent contractor and shall be exclusively responsible for its acts.

        n) To have a minimum of one (1) CarSmart trained representative on staff. Dealer agrees to send dealership representative off-site to a CarSmart-conducted training seminar when conducted in Dealer's local geographic area.

        o) To meet all legal requirements of the city and county in which it operates and to comply with all federal, state and local laws regulating Dealer's business.

4. TERRITORY OF DEALER: Subject to the terms and conditions set forth in this Agreement, AIN hereby grants to Dealer the exclusive (except in the State of Texas), non-transferable right to use the services of the Program, within the geographical area (zip code, county descriptions preferable), set forth in Appendix "A" attached hereto and incorporated herein by this reference (the "Territory"). In Texas, the Territory is deemed to be the area within the zip code where Dealer is located and there is no Appendix A. AIN reserves the right to redefine the Dealer's Territory upon 30 days written notice. Dealers in the State of Texas, acknowledge and agree that no exclusive Territory is granted by this Agreement.

5. INDEMNIFICATION: Dealer promises to indemnify and hold harmless AIN, its subsidiaries, parent, affiliates and respective members, managers, directors, officers, employees, and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to Dealer's negligence or wrongful conduct, or arising out of any third-party claim, including, but not limited to, any claim for damages by any person or entity regarding the purchase, lease and/or finance of a motor vehicle from Dealer or resulting from Dealer's utilization of AIN's services, or from any other act done or omitted to be done by Dealer in executing the terms of this Agreement. In the event AIN is served with notification of action or suit against Dealer, AIN will promptly notify Dealer of such claim.

6. Compensation to AIN: Dealer promises to pay AIN monetary fees for services rendered as follows:

        a) Dealer agrees to pay AIN: A $ ___________ Territory fee with Dealer's execution of this Agreement.

        b) As additional ongoing consideration, Dealer agrees to pay AIN the amount of___________ ________________________________ Dollars
            ($______________) as a total monthly Services Fee, which is due and payable in advance on the first day of every calendar month. The Services Fees for first and last month of the term shall be prorated and charged to Dealer at a daily fee rate equivalent to the total monthly service fee divided by the number of calendar days for the applicable month, multiplied by the number of calendar days services were rendered in the applicable month. The first and last months' total fee is due and payable concurrently with the execution of this Agreement. All fees paid to AIN pursuant to this Agreement are non-refundable, regardless of circumstances.

For the purpose of this section 6, the term "services" shall mean the forwarding of the Purchase Requests by AIN to Dealer. Services are deemed rendered at the time a Purchase Request is forwarded by AIN to Dealer, and is not contingent upon an actual sale being consummated. AIN, in its sole discretion, may change the amount of the fees charged to Dealer including, but not limited to, the right to change the structure, method and/or basis of the fees at any time during the term of this Agreement. Any of the foregoing changes shall be effective upon thirty (30) days written notice to Dealer.

7. LATE PAYMENT: Payments received more than thirty (30) days following the invoice date shall be subject to a late fee of $25.00 and shall incur interest charges on the balance due at an annual percentage rate of eighteen (18.0%) percent per annum. AIN reserves the right to suspend services for any payment sixty (60) days or more past due until the account is brought current.


DG# _________  Region Name:_________   2
CarSmart rev. 2/13/02                                            VOID IF ALTERED

]
Upon notification of any change in the amount of the fees charged to Dealer including, but not limited to, a change in the structure, method and/or basis of the fees, Dealer has the option to terminate this Agreement. In the event Dealer chooses to terminate, Dealer must notify AIN, in writing within 10 days of receipt of such notification. AIN shall not require an affirmative response from Dealer in the event Dealer chooses to accept the new terms as outlined in such notification.

8. TERM: This Agreement shall continue in full force and effect unless sooner terminated according to the provisions of this Agreement.

9. TERMINATION:

A. AIN may terminate this Agreement:

        1) Immediately for any breach of this Agreement by Dealer which is not cured within ten (10) days after Dealer receives written notice of the breach from AIN.

        2) Immediately if any fees due AIN under this Agreement are unpaid and outstanding more than (30) days after AIN makes a written request for payment.

        3) Immediately upon the Dealer's sale or transfer of all, or substantially all, of its dealership assets and/or management and control.

        4) Immediately upon a finding of Dealer's violation of state or federal law or conviction for such violation.

        5) Immediately if an order for liquidation against Dealer is entered into.

        6) Upon thirty (30) days written notice to Dealer, for any reason or no reason.

B. Dealer may terminate this Agreement:

        1) Immediately, if an order for liquidation against AIN is entered and not stayed in a bankruptcy proceeding;

        2) Immediately, if AIN is guilty of willful misconduct in the performance of its duties under this Agreement; or

        3) Immediately for any breach of this Agreement by AIN which is not cured within ten (10) days after Dealer provides written notice of the breach to AIN; or

        4) Upon thirty (30) days written notice to AIN, fir any reason or no reason.

Under any of the circumstances above in this section 9, Dealer shall remain responsible for all fees due and payable up through the effective date of the termination. Notwithstanding anything to the contrary contained herein, in the event that AIN terminates this Agreement as a result of Dealer's breach of any provision of this Agreement, whether material or otherwise, Dealer shall forfeit all fees previously paid, and such forfeiture shall not be in limitation of, but shall be in addition to, any other remedy which may be available to AIN as the result of such breach.

10. OBLIGATIONS UPON TERMINATION: Upon termination of this Agreement, regardless of the circumstances, AIN shall have no further obligation to Dealer under this Agreement and Dealer's participation in the Program shall cease. Dealer shall remain liable to AIN for any and all unpaid obligations due hereunder until paid in full.

11. ATTORNEYS FEES and COSTS: If any legal action is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and costs in addition to any damages and other relief to which such party may be entitled.

12. GOVERNING LAW: This Agreement shall be governed by and interpreted under the laws of the State of California.

13. NO IMPLIED WARRANTY. LIMITATION OF LIABILITY: AIN makes no warranty regarding the performance of its services under this Agreement and Dealer specifically waives all warranties, expressed or implied arising out of, or in connection with, the services to be provided hereunder. In no event shall AIN be liable for any loss of business profits, or any consequential, incidental, punitive or similar damages, or for the claims of damages made by any third party.

14. NO IMPLIED WAIVER: The failure by either party at any time to require performance by the other party of any provisions of this Agreement shall not affect the right to require such performance at any time thereafter.


 DG# ________   Region Name: ________    3
CarSmart rev. 2/13/02                                            VOID IF ALTERED

Neither shall the waiver by either party of a breach of any provision of this Agreement be taken or held to be a waiver of the provision itself.

15. NOTICES: All notices, requests and consents given under this Agreement shall be in writing and shall be delivered by hand, an express mail service from which a delivery receipt may be obtained, by fax if delivery is confirmed or certified mail to:


                                   If to AIN:
                               A.I.N. CORPORATION
                           CarSmart(R) ONLINE NETWORK
                            18872 MacArthur Boulevard
                              Irvine, Ca 92614-1400

                                  If to Dealer:
       (At the address shown on the attached Dealer Information Addendum)

16. ACCEPTANCE: This Agreement becomes valid and binding upon acceptance by AIN. Upon acceptance, AIN shall mail a copy of the fully executed Agreement to Dealer. Until executed by AIN, this Agreement shall not be binding on AIN and shall have no force or effect.

17. REQUISITE AUTHORITY: Each party signing this Agreement hereby represents that he/she is authorized on behalf of his/her respective corporation/entity to enter into this Agreement, and that each corporation/entity is in good standing under all applicable laws.

ENTIRE AGREEMENT: This Agreement contains the entire agreement between AIN and the Dealer and no modification or supplement to the terms hereof shall be binding unless in writing and signed by both parties.

AIN CORPORATION                           DEALER:
                                                 -------------------------------

By:                                       By:
   ------------------------------------      -----------------------------------
                                                   (Signature)
                                          Name:
                                               ---------------------------------
                                                   (Printed)

Title: Sr. VP Dealer & Customer Service    Title:
       --------------------------------          -------------------------------
                                                   (Printed)


                           DEALER INFORMATION ADDENDUM

ENTER INFORMATION IN EACH BOX CLEARLY AND COMPLETELY

                                                  List New Car Franchises


                                                  1)
                                                    ----------------------------
--------------------------------
Dealer's  Legal Name                              2)
                                                    ----------------------------
--------------------------------                  3)
DBA                                                 ----------------------------
--------------------------------                  4)
Address                                             ----------------------------
                                                  5)
                                                    ----------------------------

DG# __________  Region Name: _________ 4
CarSmart rev. 2/13/02                                            VOID IF ALTERED

----------------------------------------          6)
City                                                ----------------------------

----------------------------------------          7)
State                                               ----------------------------

----------------------------------------          8)
Zip                                                 ----------------------------
                                                  DEALER E-MAIL ADDRESS:

(      )                                            1.              @
 ------ --------------------------------              --------------  ----------
Telephone No.
                                                    2.              @
(      )                                              --------------  ----------
 ------ --------------------------------
Fax No.
HOURS OF OPERATION:                                 DEALER WEB SITE:

Mon. - Fri.     to                           http://www.
           -----  -------                               -----------------------
Sat.            to
           -----  -------                    CONTACT INFORMATION:

Sun.            to                           CarSmart Rep:
           -----  -------                                 ----------------------
Dealership Slogan:
                                             CarSmart Rep:
========================================                  ----------------------

----------------------------------------


COMPUTER SYSTEM TYPE:

                                             Accounts Payable Contact:
ADP/R&R/Other:                                                       -----------
              --------------------------

[ ] CHECK IF PAYMENT IS ENCLOSED OR RECEIVED.
DEALER HAS VERIFIED ALL OF THE ABOVE FOR ACCURACY: _______________
                                                   DEALER INITIALS

            THE FOLLOWING EMPLOYEE CLASSIFICATIONS ARE AUTHORIZED TO
                   EXECUTE DOCUMENTS ON BEHALF OF THE DEALER:





        Dealer Owner            UCSM                Other:
-------                    -----
        GM                      Fleet Manager             ----------------------
-------                    -----
        GSM                     Internet Manager
-------                    -----
        NCSM                    Business Manager          ----------------------
-------                    -----
        Controller              Service Manager
-------                    -----
        F & I Manager
-------
        Office Manager
-------